Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Institutional, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Treasury Money Fund Institutional (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                  /s/Richard T. Hale
                                                 -------------------------------
                                                 Richard T. Hale
                                                 Chief Executive Officer
                                                 Deutsche Treasury Money Fund
                                                 Institutional, a series of
                                                 Scudder Institutional Funds

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Treasury Money Fund Institutional, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Treasury Money Fund Institutional (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Charles A. Rizzo
                                                --------------------------------
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Deutsche Treasury Money Fund
                                                Institutional, a series of
                                                Scudder Institutional Funds